Exhibit 10.5

June 22, 2007

CIT FINANCIAL LTD.
207 Queen’s Quay West
Toronto, Ontario M5J 1A7

GUARANTY

Re: INTERNATIONAL CONDUITS LTD (the "Client")

Reference is made to the Credit Agreement, dated as of June 22, 2007 among the Client, as borrower, the undersigned, as guarantors, and CIT Financial Ltd, as lender (“CIT”), and to the other documents or agreements entered into in connection with the Credit Agreement (herein collectively the "Agreements") between CIT and the Client. Each of the undersigned hereby unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future indebtedness, obligations or liabilities of the Client to CIT, howsoever arising, whether direct or indirect, absolute or contingent, secured or unsecured, arising under any of the Agreements as now written or as amended or supplemented hereafter. Further, each of the undersigned agree to pay to CIT on demand the amount of all expenses (including reasonable attorney's fees) incurred by CIT in collecting or attempting to collect any of the Client's obligations to CIT, whether from the Client, or from any other obligor, or from the undersigned, or in realizing upon any collateral; and agrees to pay any interest at the highest lawful rate on all amounts payable to CIT hereunder, even if such amount cannot be collected from the Client.  (All of the aforementioned obligations, liabilities, expenses and interest are hereinafter collectively called the "Obligations"). To the extent CIT receives payment on account of the Obligations guaranteed hereby, which payment is thereafter set aside or required to be repaid by CIT in whole or in part, then, to the extent of any sum not finally retained by CIT (regardless of whether such sum is recovered from CIT by the Client, its trustee, or any other party acting for, on behalf of or through the Client or its representative), each of the undersigned's obligation to CIT under this Guaranty, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until the undersigned has made payment to CIT therefor, which payment shall be due upon demand.

This Guaranty is executed as an inducement to CIT to make loans or advances to the Client or otherwise to extend credit or financial accommodations to the Client, or to enter into or continue a factoring or financing arrangement with the Client, and is executed in consideration of CIT’s doing or having done any of the foregoing. Each of the undersigned agrees that any of the foregoing shall be done or extended by CIT in CIT’s sole discretion, and shall be deemed to have been done or extended by CIT in consideration of and in reliance upon the execution of this Guaranty, but that nothing herein shall obligate CIT to do any of the foregoing.

Notice of acceptance of this Guaranty, the making of loans or advances, or the extension of credit to the Client, the purchase or acquisition of receivables from the Client, the amendment, execution or termination of any of the Agreements or any other agreements between CIT and the Client, and presentment, demand, protest, notice of protest, notice of non-payment and all other notices to which the Client or any of the undersigned may be entitled, and CIT’s reliance on this Guaranty are hereby waived. Each of the undersigned also waive notice of changes in terms or extensions of time of payment, the taking and releasing of collateral or guarantees (including the release of any of undersigned) and the settlement, compromise or release of any Obligations, and agrees that, as to the undersigned, the amount of the Obligations shall not be diminished by any of the foregoing. Each of the undersigned also agree that CIT need not attempt to collect any Obligations from the Client or other obligors or to realize upon any collateral, but may require the undersigned to make immediate payment of Obligations to CIT when due or at any time thereafter. CIT shall not be liable for failure to collect Obligations or to realize upon any collateral or security therefor, or any part thereof, or for any delay in so doing, nor shall CIT be under any obligation to take any action whatsoever with regard thereto.

 This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Obligations or the fact that a security interest or lien in any collateral or security therefor may not be enforceable by CIT or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on CIT’s part. Payment by the undersigned shall be made to CIT at CIT’s office from time to time on demand as Obligations become due, and one or more successive or concurrent actions may be brought hereon against any of the undersigned either in the same action in which the Client is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty, is made or brought against any of the undersigned, each of the undersigned agrees not to assert against CIT any setoff or counterclaim which the Client may have, and further each of the undersigned agrees not to deduct, setoff, or seek to counterclaim for or recoup, any amounts which are or may be owed by CIT to the undersigned, or for any loss of contribution from any other guarantor. Furthermore, in any litigation based on this Guaranty in which any of the undersigned shall be adverse parties, each of the undersigned hereby waives the right to interpose any defense based upon any statute of limitations or any claim of laches and waives the performance of each and every condition precedent to which the undersigned might otherwise be entitled by law. Each of the undersigned hereby consents to the in personam jurisdiction of the courts of New York. In the event that CIT brings any action or suit in any court of record of the state of New York or the Federal Government to enforce any or all liabilities of any of the undersigned hereunder, service of process may be made on the undersigned by mailing a copy of the summons to any of the undersigned at the addresses below set forth.

All sums at any time attributable to the credit of the undersigned and any property of any of the undersigned on which CIT, or CIT’s affiliate, The CIT Group/Commercial Services, Inc., a New York corporation, (“CIT/CMS) at any time has a lien or security interest, or of which CIT or CIT/CMS at any time has possession, shall secure payment and performance of all Obligations and any and all other obligations of any of the undersigned to CIT or CIT/CMS however arising. Neither of the undersigned shall have any right of subrogation, indemnification or recourse to any Obligations or collateral or guarantees therefor, or to any assets of the Client.

In the event of any breach of, default under or termination of any of the Agreements between CIT and the Client, or in the event that any of the undersigned shall fail to observe or perform any agreements, warranties, or covenants contained herein, or should any of the undersigned dissolve or cease its business, call a meeting of its creditors, fail to meet its debts as they mature, commit an act of bankruptcy, have commenced by or against any of the undersigned any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any federal or state law, then the liability of both of the undersigned for the entire Obligations shall mature even if the liability of the Client therefor does not.

This Guaranty may be terminated as to either of the undersigned only upon actual receipt by one of CIT’s officers of at least ninety (90) days prior written notice of termination sent by registered or certified mail; provided however, that the undersigned so terminating this Guaranty shall remain bound hereunder, and this Guaranty shall continue in full force and effect, with respect to any and all Obligations created or arising prior to the effective date of such termination and with respect to any and all extensions, renewals or modifications of said pre-existing Obligations. Termination by either of the undersigned shall not affect the obligations of the undersigned with respect to liability for any post termination collection expenses or interest. This is a continuing Guaranty and written notice as above provided shall be the only means of termination, notwithstanding the fact that for certain periods of time there may be no Obligations owing to CIT by the Client.

CIT’s books and records showing the account between CIT and the Client shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. CIT’s monthly statements rendered to the Client shall be binding upon both of the undersigned (whether or not the undersigned received copies thereof) and, shall constitute an account stated between CIT and the Client, unless CIT shall have received a written statement of the Client's exceptions within thirty (30) days after the statement was mailed to the Client.

This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between CIT and either or both of the undersigned shall be effective to change or modify this Guaranty. CIT’s failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by the undersigned of the terms and provisions of this Guaranty shall constitute a waiver thereof, nor a waiver of any obligations to be performed by the any of undersigned hereunder.

This Guaranty is executed and given in addition to, and not in substitution, reduction, replacement or satisfaction of any other endorsements or guarantees of the Obligations, now existing or hereafter executed, by either of the undersigned, or others in CIT’s favor.

When used in this Guaranty all pronouns shall, wherever applicable, be deemed to include the plural as well as the singular. This Guaranty shall inure to the benefit of CIT, CIT/CMS and its successors and assigns and any parent, subsidiary or affiliate of CIT or CIT/CMS as well as to any concern which CIT may now or hereafter factor or finance; shall be binding jointly and severally upon the undersigned and upon the respective heirs, executors, administrators, successors and assigns of each of the undersigned; and shall pertain to the Client and its successors and assigns. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed an original and such counterparts shall, together, constitute but one and the same document.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF THIS GUARANTY OR ANY OTHER AGREEMENT OR TRANSACTION BETWEEN CIT, CIT/CMS OR TO WHICH ANY OF US ARE PARTIES.

This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Guaranty effective as of the date above set forth.

UNIVERSAL SECURITY INSTRUMENTS, INC

By:	/s/
Name:
Title:

Address:	7 Gwynns Mill Court Owings Mills, MD 21117

USI ELECTRIC INC.

By:	/s/
Name:
Title:

Address:	7 Gwynns Mill Court Owings Mills, MD 21117